UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

Par Pacific Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On December 17, 2015, Par Pacific Holdings, Inc. (the “Company”) entered into an equity commitment letter (the “Equity Commitment Letter”) with Piceance Energy, LLC d/b/a Laramie Energy Company (“Laramie”), pursuant to which the Company or one of its subsidiaries agreed to purchase certain membership interests of Laramie for an aggregate cash purchase price of $55.0 million, subject to certain financing commitments by various lenders and additional equity investors and other conditions, in connection with the closing of a purchase and sale agreement whereby Laramie will acquire certain properties in the Piceance Basin (the “Properties”) for $157.5 million, subject to customary purchase price adjustments and other conditions (the “Transaction”).

The Transaction is expected to close on or before March 1, 2016 (the “Closing”) and, upon the Closing of the Transaction, Laramie will assume ownership and operatorship of the Properties purchased in the Transaction, and the Company’s ownership interest in Laramie is expected to increase from 32.4% to 42.3%.

Item 8.01	Other Events.

On December 17, 2015, the Company issued a news release announcing that it had entered into the Equity Commitment Letter relating to the Transaction. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 News Release dated December 17, 2015.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding the completion and timing of the Transaction and the Company’s resulting ownership interest in Laramie, and involve risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks associated with the satisfaction of customary closing conditions related to the proposed offering and other risks detailed in the Company’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: December 17, 2015	/s/ James Matthew Vaughn
James Matthew Vaughn Senior Vice President and General Counsel